AMENDMENT NO. 1
TO
Amended and Restated
SENIOR EXECUTIVE RETIREMENT AGREEMENT

This is Amendment No. 1 (this “Amendment”), effective as of October 21, 2020, to the Amended and Restated Senior Executive Retirement Agreement by and between Crown Holdings, Inc. (“Crown”) and Gerard Gifford (the “Participant”), dated June 1, 2017 (the “Agreement”).

Background

WHEREAS, the Agreement sets forth the terms and conditions under which the Participant participates in the Crown Senior Executive Retirement Plan, as amended and restated January 1, 2008; and

WHEREAS, the Company and the Participant desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby acknowledged, the Company and the Participant, intending to be legally bound, hereby agree as follows:

Terms

1. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

“2. Normal Retirement Benefit. The Participant has been designated as a Group C Participant and shall be entitled to a Retirement Benefit calculated in accordance with the applicable provision of Section 3.1 of the Plan. For purposes of calculating the Participant’s Retirement Benefit under Section 3.1.2 of the Plan, (i) item “A” Participant’s Years of Service shall be determined by taking into account the Participant’s service after the Participant reaches his Normal Retirement Date and (ii) item “F” shall include the “Supplemental Retirement Benefit” the Participant is entitled to under the Crown Restoration Plan (the “Restoration Plan”). The reduction in the Participant’s Retirement Benefit attributable to his Supplemental Retirement Benefit under the Restoration Plan shall be determined in a manner consistent with the reduction attributable to the Participant’s Crown Pension.”

2. Except as expressly modified herein, the Agreement is hereby ratified and affirmed in its entirety.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

                                CROWN HOLDINGS, INC.

                                /s/ Timothy J. Donahue
                                TIMOTHY J. DONAHUE
                                Chief Executive Officer

/s/ Gerard Gifford
                                GERARD GIFFORD